SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934




                                  April 10, 2000

------------------------------------------------
                 Date of Report (date of earliest event reported)



                              CAPTAINS MANAGEMENT CORP.

----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Nevada                  0-29161                 88-0448017
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number             Number


               5757 West Century Blvd., Suite 340, Los Angeles CA, 90045

----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (702) 732-2253

--------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On April 10, 2000, CAPTAIN'S MANAGEMENT   , Inc.
(the "Company") completed the acquisition of 100% of the outstanding common stock of RAIL, Inc., a Nevada corporation ("RAIL"), in exchange for 1,000,000 shares of Captain's Management's Common Stock (approximately
20.0% of the shares now outstanding).

     The stock issuances were made pursuant to an Agreement ("Agreement") between Captain's Management and RAIL. The terms of the Agreement were the result of negotiations between the management of Captain's
Management and RAIL. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement, together with the schedules thereto, which is filed as Exhibit 10 hereto, and is incorporated herein by this reference.

     As a result of the transaction with RAIL and the issuance of the 1,000,000 shares of Captain's
Management's Common Stock, following are those persons known by Captain's Management to own 5% or more of Captain's Management's Voting Stock:


   Percent of   Outstanding
     Name and Address               Voting Shares     Voting Shares
     ----------------               -------------     -------------

     Paul Salas                       1,000,000          20%
     101-01 101 St Avenue
     Ozone Park, NY 11417

     Edward Figueroa, Jr              1,000,000          20%
     551 Ridgewood Avenue
     Brooklyn, NY  11208

     Natibe Latouf                    1,000,000          20%
     60-03 67th Avenue
     Ridgewood, NY 11385


_________________




     Effective on the closing of the acquisition, Captain's Management's officers and directors were as follows:


          Paul Salas               President, Treasurer and Director
          Edward Figueroa, Jr.     Vice President and Director
          Natibe Latouf            Secretary and Director

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As described in Item 1 of this Report, on April
10, 2000, Captain's Management acquired all of the issued and outstanding common stock of RAIL, Inc.
("RAIL") in exchange for shares of Captain's
Management's Common Stock.  The acquisition of RAIL
(accounting acquirer) by Captain's Management
(nonoperating shell) is considered in substance to be a capital transaction and is accounted for in a manner similar to a reverse acquisition.

RAIL is currently negotiating additional
strategic alliances with other companies involved in
Internet production, marketing and technology.  The
Internet has allowed companies a direct avenue to the
consumer that artists and music companies have been
unable to achieve in the past.  Companies utilize
technologies which permit the consumer to download and
play music, close to CD quality, directly from their
website.  RAIL    plans to take this approach to the
next level by allowing consumers to view or download live events including concerts, pay per view programs and live sporting events from anywhere in the world.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
 The following financial statements for RAIL   , Inc.
for the period from June 18, 1999 (inception) to June
30, 1999 are filed herewith:

                                     INDEX                  PAGE
1)  AUDITED FINANCIAL STATEMENTS OF RAIL  , INC.
    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT . . . . . . . . . . 3
    FINANCIAL STATEMENTS
      Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
      Statement of Operations . . . . . . . . . . . . . . . . . . . . . . 5
      Statement of Stockholders' Equity . . . . . . . . . . . . . . . . . 6
      Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . . 7-8
      Notes to Financial Statements . . . . . . . . . . . . . . . . . . . 9-16

     (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required by Article 11 of Regulation S-X is not yet available, and will be filed by amendment on or before September 27, 1999.


     (c)  EXHIBITS.

          Exhibit 10   Agreement between Captain's Management Corp. and
                       RAIL, Inc.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            		RAIL, INC.


Dated: May _, 2000
By:___________________________________
   Jimmy H. Jin, President









SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (the "Agreement") is made this 2nd Day of April 2000, by and among Captains Management, Inc., (CAPTAIN) a Nevada Corporation, and those persons whose names appear on Schedule I hereto as record owners of shares of common. stock of RAIL, Inc., (RAIL) a Corporation ("Shareholders").

RECITALS

1. RAIL is a corporation duly organized and existing under the laws of the state of Nevada with an authorized capital stock consisting of 25,000,000 common voting shares, $0.001 par value CRAIL Common Stock"), of which 1,000,000 shares are issued and outstanding

2. CAPTAIN is a corporation duly organized and existing under the laws of the state of Nevada, with an authorized capital stock consisting of 25,000,000 common shares, $0.001 par value ("CAPTAIN Common Stock'), of which 5,000,000 are issued and outstanding

3. CAPTAIN wishes to acquire 100% of the issued and outstanding shares of RAIL Common Stock owned of record by certain shareholders ("Common Shareholders").

4. Subject to the terms and conditions hereof, it is intended that the RAIL/CAPTAIN Shareholder share exchange governed by this Agreement be a transaction qualifying under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, (the
"Transaction').

5. RAIL and CAPTAIN desire to make certain representations, warranties, covenants and agreements in connection with the Transaction, and also desire to prescribe various conditions precedent to the Transaction.

NOW, THEREFORE, in consideration of the recitals, which are a part of this Agreement, and of the mutual agreements, provisions and covenants herein contained, including the recitals above which are a part of this Agreement, the parties hereto hereby agree as follows:

ARTICLE I

1. EXCHANGE OF SECURITIES.

1. 1 ISSUANCE OF SHARES OF CAPTAIN COMMON. On or before April 10,2000 subject to all the terms and conditions of this Agreement, CAPTAIN agrees to issue to the shareholders (the "Shareholders") 1,000,000 shares of restricted CAPTAIN Common Stock, in exchange for all of the outstanding RAIL Common Stock.

1.2 SHARES TO BE ISSUED TO SHAREHOLDER/EXEMPT FROM REGISTRATION. Subject to section 1.3 below, the parties hereto intend that CAPTAIN Shares to be issued to the shareholders at the Closing shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "ACT"), pursuant to
Section 4(2) and the Act and the rules and regulations promulgated thereunder.

1.3 SHAREHOLDERS APPROVAL. CAPTAIN/RAEL agree to submit this Agreement and Plan of Reorganization, to the Shareholders for approval on or before April 10,2000, subject to any rights of RAIL and CAPTAIN to terminate this Agreement and abandon the Transaction as provided herein.


ARTICLE 2

2. REPRESENTATIONS AND WARRANTIES OF CAPTAIN
2.1 REPRESENTATIONS AND WARRANTIES OF CAPTAIN. CAPTAIN represents and warrants to Shareholders as follows:

(a) Capital. The authorized capital of CAPTAIN consists of 25,000,000 common voting shares, $0.001 par value of which 5,000,000shares are issued and outstanding

(b) Organization and Authority. It is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, with the corporate power and authority to carry on its business as now being conducted. In addition, CAPTAIN is duly qualified to do business in each jurisdiction in which the nature of its business requires it to be qualified, except to the extent that the failure to so qualify have any material effect o the business of CAPTAIN, taken as a whole. The execution and delivery of this Agreement and the consummation of the Transactions contemplated hereby have been or will be prior to the Closing, as herein defined, duly authorized by all requisite corporate actions on the part of CAPTAIN to the extent, if any, that such authorizations are necessary. This Agreement has been duly executed and delivered by CAPTAIN and constitutes the valid, binding and enforceable obligation of CAPTAIN.

(c) Ability To Carry Out Agreement. To the best of CAPTAIN's knowledge and belief, the execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any provision of applicable law, any agreement, instrument judgment, order or decree to which CAPTAIN is a party or to which CAPTAIN is subject, other than such violations, breaches or defaults which singly or in the aggregate do not have a material adverse effect on the business of CAPTAIN, as a whole or on the enforceability or validity of this Agreement. No consents of any persons under any contract or agreement required to be disclosed or disclosed pursuant to this Agreement are required for the execution, delivery and performance by CAPTAIN of this Agreement.

(d) Issuance of CAPTAIN Common Stock. All approvals, permits, consents, orders and authorizations have been obtained and necessary documents have been filed under all applicable laws of the United States to qualify the issuance and exchange of the CAPTAIN Shares to be issued to Shareholders pursuant to this Agreement.

(e) Financial Information. CAPTAIN has provided to
Shareholders copies of its financial statements and other disclosure documents as follows:

1. Audited financial statements for the period ending
December 31, 1999;

2. Audited financial statements for the period ending
March 30, 2000;

3. Interim financial statements for the first quarter
March 30,2000.

This financial information is collectively referred to as the "CAPTAIN Financials". This information represents fairly the assets and financial condition of CAPTAIN. Except as set forth in the CAPTAIN Financials, for the obligations on the part of CAPTAIN, there exists no default under the provision of any instrument or agreement.

ARTICLE 3

3. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS.

3.1 SHARE OWNERSHIP BY SHAREHOLDERS. Each signatory Shareholder represents and warrants that: (i) such Shareholder has good and marketable title to the outstanding shares of RAIL Common Stock owned of record and beneficially by such Shareholder; and (ii) said shares are not subject to any lien, encumbrance or pledge.

3.2 INVESTNENT INTENT. Each signatory Shareholder is acquiring the CAPTAIN Shares for long-term investment only and for such Shareholder's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intent of distributing or selling any of the CAPTAIN Shares.

3.3 RELATIONSHIP WITH COMPANY. Each signatory Shareholders has either a pre-existing business or personal relationship with RAIL or with an officer or director of RAIL, or such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of an investment in the CAPTAIN Shares,

3.4 PRIVATE OFFERING. Each signatory Shareholder understands that the CAPTAIN Shares arc being offered for exchange in reliance on specific exemptions for the registration requirements of federal and state securities rules and regulations and that CAPTAIN is relying upon the truth and accuracy of the representations and warranties, agreements, acknowledgments and understandings of each signatory Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of such Shareholder to acquire the CAPTAIN Shares. Each signatory Shareholder acknowledges that the Shares must be acquired for investment purposes only and not with a view to distribution or resale and may not be sold, mortgaged, pledged hypothecated or otherwise transferred or offered to be so transferred, without art effective registration statement for such securities under the Act and the regulations promulgated thereto (unless exempt therefrom), or an opinion of counsel, satisfactory to CAPTAIN that any such transaction shall not violate any federal or state securities laws and the written consent or CAPTAIN.

3.5 PURCHASE FOR OWN ACCOUNT. No Shareholder is an underwriter of or dealer in the CAPTAIN Shares and no Shareholder is acting as such or participating pursuant to a contractual agreement in the distribution of the CAPTAIN Shares.

3.6 SHAREHOLDER'S REPRESENTATIVES. If a signatory Shareholder is acting in a representative or in a fiduciary capacity by acquiring the CAPTAIN Shares the representations and warranties in this Agreement shall be deemed to have been made on behalf of the person or persons for whom the Shareholder is acting.

3.7 INDEPENDENT INVESTIGATIONSACCESS. Each signatory
Shareholder acknowledges that in making the decision to exchange such Shareholder's RAIL Shares for the CAPTAIN Shares, such Shareholder has relied upon independent investigations made by Shareholder and Shareholder's representatives, if any, have been give the opportunity to ask questions of and to receive answers from CAPTAIN, or any person acting on its behalf concerning the terms and conditions of this Transaction Shareholder and Shareholder's advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of CAPTAIN which have been requested

3.8 NO GOVERNMENT RECOMNENDATIONS OR APPROVAL Shareholders understand that no government agency has made or will make a finding or determination relating to the fairness of Shareholders' investment in the CAPTAIN Shares, or has passed or made or will pass on or make, any recommendation or endorsement of the CAPTAIN Shares.

3.9 ENTITY PURCHASES. If any signatory Shareholder is a partnership, corporation or trust, the person executing this Agreement on behalf of such represents and warrants that such representative:

(1)	has made due inquiry to determine the truthfulness of the
representations and warrants made pursuant to this Agreement; and

(2)	is duly authorized to make this investment and to enter
into and execute this Exchange Agreement on behalf of such entity.

3. 10 LACK OF LIQUIDITY/RESTRICTIVE LEGEND. Shareholders acknowledge that the CAPTAIN Shares are, and will be acquired, "restricted securities" within the meaning of Rule 144 of the General Rules and Regulations under the Act and applicable state statutes. Subject to Article 4.3 herein Shareholders agree that the certificates evidencing the CAPTAIN Shares acquired pursuant to this Agreement will have the following legend placed thereon stating that the securities have not been registered under the Act or any state or federal securities , laws, and setting forth or referring to the restrictions or transferability and sales of the CAPTAIN Shares:

"THE SHARES TO BE ISSUED BY TBE COMPANY HAVE NOT BEEN REGISTERED
UNDER TBE SECURITIES ACT OF 1933. AS AMENDED .... THE ACT'), OR
APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT AND SUCH LAWS. THE SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WIT14 THE RESTRICTIONS ON TRANSFER CONTAINED IN THE SHARE AGREEMENT DATED May 22.1998 AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS."

ARTICLE 4

4. COVENANTS.

4.1 INDENINIFTCATIONOF SHAREHOLDERS. CAPTAIN agrees to defend and hold harmless Shareholders, and their officers, directors and agents, if any, against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by CAPTAIN to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by CAPTAIN under this Agreement.

4.2 LEGAL OPINIONS. CAPTAIN will supply legal opinions substantially as set forth in subparagraph 74(c).

ARTICLE 5

5. CONDITIONS PRECEDENT TO RAIL'S PERFORMANCE.

5.1 CONDITIONS. RAIL's obligations hereunder shall be subject to the satisfaction,, at or before the Closing, of all the conditions set forth in this Article 5. RAIL may waive any or all of these conditions in whole or in part without prior notice, so long as such waiver is in writing; and provide, however, that no such waiver of a condition shall constitute a waiver by RAIL of any other condition or any of RAIL's other rights or remedies, at law or in equity, if the Shareholders shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by CAPTAIN in this Agreement or in any other written statement that shall be delivered to RAIL by Shareholders under this Agreement shall be true and accurate in all material respects and as of the Closing Date as though made at this time.

5.3 PERFORMANCE. Shareholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with, on or before the Closing Date.


If Shareholders have not performed, RAIL may give Shareholders written notice prior to closing, including particulars known to it and the Closing shall be delayed and the Shareholders shall have ten (10) days to perform or comply.

5.4 ACCEPTANCE OF SHAREHOLDERS CONSIDERATION. The receipt and acceptance by RAIL of this Agreement properly executed, and the acceptance by RAIL of the shares of CAPTAIN Common Stock tendered by Shareholders.

5.5 SHAREHOLDER'S CERTIFICATE. Each signatory Shareholder shall have delivered to CAPTAIN a certificate, dated the Closing Date and signed by such Shareholder, in the form set forth as Schedule
8.0 hereto certifying that the conditions specified in Section 5.2 hereof have been fulfilled.

ARTICLE 6

6. CONDITIONS PRECEDENT TO SHAREHOLDERS'PERFORMANCE.

6.1 CONDITIONS. Shareholders' obligations hereunder shall be subject to the satisfaction, at or before the Closing Date set forth in this Section 6 of the Agreement. Shareholders may waive any or all of these conditions in whole or in part without prior notice, so long as such waiver is in writing; and provided, that no such waver of a condition shall constitute a waver by any Shareholder of any or in equity, if RAEL shall be in default of any of their representations, warranties or covenants under this Agreement.

6.2 ACCURACY OF REPRESENTATTONS. Except as otherwise permitted by this Agreement, all representations and warranties by RAIL in this Agreement or in any written statement that shall be delivered to Shareholders by RAIL under this Agreement shall be true and accurate in all material respects and as of the Closing Date as though made at this time.

6.3 PERFORMANCE. RAIL shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date. If RAIL has not performed, Shareholders may give RAEL written notice prior to closing, including particulars known to it and the Closing shall be delayed and RAIL shall have ten (10) days to perform or comply.

6.4 CORPORATE PROCEEDINGS AND STATUTORY REGULATIONS. All corporate and other necessary proceedings contemplated herein and all documents necessary thereto shall be reasonably satisfactory in form and substance to the parties hereto and their counsel. All statutory requirements for the valid consummation of the Transaction contemplated by this Agreement shall have been fulfilled, all authorizations, consents and approvals of all non-government third parties, and all government authorities, required to be obtained in order to permit consummation of the Transactions contemplated by this Agreement, and to permit the business currently carried on by it to continue unimpaired immediately following the Closing Date shall have been obtained.

6.5 OFFICERS' CERTIFICATE. RAIL shall have delivered to Shareholders a certificate, dated the Closing Date, and signed by an officer RAIL, certifying that the conditions specified in Sections 6.2 and 6.4 hereof have been fulfilled.

ARTICLE 7

7. CLOSING.

7.1 EFFECTIVE DATE OF AGREENMNT/CLOSING DATE. The effective date of this Agreement shall be April 10, 2000.
The Closing will occur on or before April , 2000. The date of the closing is called herein the "Closing Date.".

7.2 ACTIONS PRIOR TO CLOSING. Not later than one (1) business day in advance of the Closing Date counsel for RAIL shall review the conditions to consummation of the transactions contemplated hereby and the manner in which it is proposed that each such condition shall be filled (including the form and substance of all opinions, certificates and other instruments to be receive by the parties, respectively). If it is determined that all conditions have been satisfied, then the Closing shall proceed.

7.3 LOCATION OF CLOSING. The Closing shall be held at the office of RAIL, Inc. or such other place as shall be mutually agreeable.

7.4 ACTIONS TO BE TAKEN AT THE CLOSING.

(a) Shareholders shall present, or shall have presented duly endorsed certificates representing such shares of RAIL
Common Stock are being exchanged for CAPTAIN Shares.

(b) Shareholders shall receive a certificate, or shall receive written confirmation form CAPTAIN's counsel that Shareholder shall receive a certificate, representing
CAPTAIN Shares for which the shares of CAPTAIN Common Stock shall be exchanged.

(c) RAIL shall deliver an Officer's Certificate, as described in Section 6.4 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of RAIL are true and correct as of or have been fully performed and complied with by RAIL, as of the Closing Date.

(d) Shareholders shall deliver certificates, as described in Section 5.5 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Shareholders are true and correct, and have been fully performed and complied with by Shareholders, as of the Closing Date.

(e) RAIL shall deliver the opinion of its consul dated the Closing Date, to the effect that:

(1) RAIL is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada,

(2) The authorized capital of RAIL consists of 25,000,000 shares of Common Stock of which no more than 1,000,000 are issued and outstanding

(3) The execution and consummation of this Agreement has been duly authorized and approved by RAIL's Board of Directors. To the best of counsel's knowledge and belief after reasonable inquiry, the making and performance of this Agreement by RAIL will not violate any provisions of any laws, rules, regulations, decrees, orders or judgements, known to such counsel or RAIL's certificate of incorporation or bylaws and will not result in the breach or violation of, or constitute a default under any contractual agreement of RAIL.

(4) The RAIL Shares to be exchanged for the shares of CAPTAIN Common Stock pursuant to this Agreement will, upon issuance, be duly and validly authorized and issued, and will be fully paid and nonassessable.

(5) All approvals, permits, consents, orders and authorizations have been obtained and necessary documents have been or will be filed under all applicable laws of the United States to qualify the issuance, exchange and distribution of CAPTAIN Shares to be issued to Shareholders pursuant to this Agreement and except for the filing of requisite notices and other documentation with any applicable governmental authority, no approval or consent of or filing with any governmental authority or stock exchange in the United States is required in connection with the issuance of the Common Stock.

ARTICLE 8

8. MISCELLANEOUS.

8.1 CAPTIONS AND HEADINGS. The Article and paragraph headings through this Agreement are for Convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

8.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified or discharged orally, but it can be changed by any agreement in writing signed by the parties.

8.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition or provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions;; (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provisions hereof shall not be deemed a waiver of such breach of failure; and (iii) no waiver by any party of one breach by another party be construed as a waiver with respect to any other or subsequent breach.

8.4 TME OF ESSENCE. Time is of the essence in this Agreement and of each and every provision hereof.

85 ENTIRE AGREENIENT. This Agreement contains the entire
Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

8.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the state of Nevada.

8.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but of which together shall constitute one and the same instrument.

8.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be give, by first class mail, registered or certified postage prepaid and properly addressed as follows:

To RAIL:		Rail Investments, Inc.
	6767 W Tropicana Ave #207
	Las Vegas, NV 89103

To CAPTAIN:		Captain's Management, Inc.
	3360 W Sahara #200
	Las Vegas, NV 89102

8.9 BINDING EFFECT. This Agreement shall inure to and be binding upon their heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

8. 10 MUTUAL COOPERATION. The parties shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be reasonable and necessary or convenient to effect the transaction described herein.

8.11 SEVERABILITY. If a court of competent jurisdiction determines that any clause or provision of the Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions that are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

8.12 ASSIGNMENT. No party may sign this Agreement without the express written consent of the other party; provided however that any such Assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on the heirs, executors, administrators and successors of the assignor.

8.13 ATTORNEYS' FEES. If any legal action or other proceeding brought for the enforcement of, or to declare any right or obligation under this Agreement, or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees
(including costs for appeals and collection) and other costs incurred in such proceeding in addition to any other relief to which such party may be entitled.

8.14 NO TBIRD PARTY BENEFICIARY. Nothing in this
Agreement, expressed or implied, is intended to confer any person, other that the parties hereunto, or their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

8.15 EXPENSES. For such representation, if any, obtained by any party to this Agreement, if any, each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this Transaction, whether or not the Transaction contemplated hereby is consummated.

8.16 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in the Agreement or in any instrument, certificate, opinion, or other writing providing for herein, shall survive for a period of twenty-four (24) months after Closing irrespective of any investigation made by or on behalf of any party.

8.17 FACSIMILE TRANSMISSION. A facsimile, telecopy or other reproduction of the Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission devise pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding, and effective for all purposes. At the request of any party hereto, parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof

AGREED TO AND ACCEPTED as of the date first above written.


RAIL, INC.

BY:  Jimmy H. Jin
TITLE:  President
DATE:  4-10-2000

SHAREHOLDER

BY:

DATE:

                                  SCHEDULE 1

                             CAPTAIN'S MANAGEMENT CORP.
                                  ("CAPTAIN'S")



3.2     Directors and Officers of CAPTAINS:

          Paul Salas               President, Treasurer and Director
          Edward Figueroa, Jr.     Vice President and Director
          Natibe Latouf            Secretary and Director

3.19     Material Contracts of CAPTAINS

          None.





Exhibits:

3.1 Articles of Incorporation, Incorporated by reference in Company's Form 10SB12/A filing on 3/24/00

3.2 By Laws, Incorporated by reference in Company's Form 10SB12G/A filing on 3/24/00.